UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 27, 2007
CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14142 Denver West Parkway, Suite 250
Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 278-8464

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
On August 21, 2007, Chairman Dr. Richard H. De Voto passed away after a long battle with cancer. On August 27, 2007, the Nominating Committee of Board of Directors unanimously nominated David K. Fagin as Chairman. The Board of Directors unanimously approved the nomination by resolution.
SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION
Date: August 28, 2007	By:	/s/ David P. Suleski
David P. Suleski
Vice President and Chief Financial Officer

1